                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

    Filed by the registrant [ ]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the Com-
                                           mission Only (as permitted by
                                           Rule 14a-6(e)(2))

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or
        Rule 14a-12


                               COUNTY BANK CORP.
-------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


                               COUNTY BANK CORP.
-------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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
                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT













                           [COUNTY BANK CORP LOGO]

                                COUNTY BANK CORP
                            83 WEST NEPESSING STREET
                            LAPEER, MICHIGAN  48446

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS

                    TO THE STOCKHOLDERS OF COUNTY BANK CORP

Notice is hereby given that the Annual Meeting of Stockholders of County Bank Corp (the Corporation) will be held at Edward's of Lapeer, 325 E. Genesee Street, Lapeer, Michigan on Thursday, April 18, 1996 at 3:00 p.m. for the following purposes:

  1. To elect the following three (3) directors to comprise Class II of the Board of Directors, to serve a three (3) year term to expire at the Annual Meeting of Stockholders in 1999: Dr. David H. Bush, Mr. Patrick
       A. Cronin and Mr. A. Edward LaClair.

  2. To amend Article III of the Corporation's Articles of Incorporation to increase the total number of authorized common shares, $5 par value, from 600,000 to 1,200,000.

  3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Only those stockholders of record at the close of business March 15, 1996 shall be entitled to notice of and to vote at said meeting or any adjournment thereof.

You are cordially invited to attend the meeting in person. However, if you are unable to be present, please execute and return promptly the enclosed proxy which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. If you are unable to attend the meeting but desire to revoke your proxy, please contact Laird Kellie, Secretary of the Corporation, prior to the date of the meeting.

Immediately following the meeting, wine and hors d'oeuvres will be served. I welcome and encourage your attendance.

By Order of the Board of Directors
CURT CARTER
President and Chief Executive Officer

Dated March 20, 1996

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                COUNTY BANK CORP
                                LAPEER, MICHIGAN

                                 MARCH 20, 1996

This Proxy Statement is furnished to the stockholders of County Bank Corp (the Corporation) in connection with the solicitation, by the Board of Directors of the Corporation, of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 18, 1996 at 3:00 p.m., at Edward's of Lapeer, 325 E. Genesee Street, Lapeer, Michigan. Solicitation of proxies is being made by mail or telephone by employees of the Corporation's subsidiary, Lapeer County Bank & Trust Co. (the Bank), and all costs will be at the Bank's expense.

Stockholders of record at the close of business on March 15, 1996 will be entitled to vote. Each share is entitled to one vote on each matter to be voted on at the meeting. On the record date, there were 593,236 shares of common stock, $5.00 par value, outstanding and entitled to vote. This stock constitutes the only voting securities of the Corporation. Beneficial ownership in excess of five percent (5%) of the common stock, as of the record date is as follows:


Richard E. Calvert                                41,700 shares of common stock
P.O. Box 368
Perrinton, Michigan  48871                                                7.03%


                             ELECTION OF DIRECTORS

Pursuant to the terms of the Articles of Incorporation of the Corporation, the Board of Directors is divided into three (3) classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by the Board of Directors. The current number of members of the Board of Directors, as fixed by the directors, is nine (9). The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of Stockholders. At the forthcoming annual meeting, the stockholders will be asked to elect three (3) directors to serve in Class II of the Board of Directors.

Nominees for election at the forthcoming Annual Meeting are Dr. David H. Bush, Mr. Patrick A. Cronin and Mr. A. Edward LaClair, all of whom are present directors of the Corporation. Nominations other than those made by or on behalf of management must be made in accordance with Article III of the Corporation's Bylaws requiring that advance notice and certain biographical information regarding the proposed nominee be given to the Corporation. If elected, the nominees will serve a three (3) year term, which shall expire at the Annual Meeting of Stockholders in 1999, and until their successors are duly elected and shall have qualified.

The persons named in the enclosed form of proxy will vote the proxy in accordance with the choice specified. If no choice is specified, it is the intention of the persons named in the enclosed form of proxy to elect the three nominees named below.

                           INFORMATION AS TO NOMINEES

The names of the nominees for election as directors in Class II, together with specific information about the nominees, are as follows:

                                                                        COUNTY BANK
                                                     DIRECTOR           CORP SHARES
                            PRINCIPAL                 SINCE                OWNED
                         OCCUPATION FOR             (INCLUDING          BENEFICIALLY*          % OF
NAME AND AGE            PAST FIVE (5) YEARS         SUBSIDIARY)           03-1-96            OUTSTANDING
----------------------  -------------------         -----------         -------------        -----------
Dr. David H. Bush       Owner                          1987               21,128                3.56
1099 Pinetree           Lapeer County
Lapeer, MI  48446       Vision Centers
Age:  45

Patrick A. Cronin       Agent                          1993                  312                 .05
2312 Osprey             State Farm Insurance
Lapeer, MI 48446
Age:  42

A. Edward LaClair       President                      1980                5,464                 .92
711 Rolling Hills Lane  Ross Automotive Supply
Lapeer, MI 48446        an automotive parts retailer
Age: 67

                                         INFORMATION AS TO DIRECTORS WHOSE TERMS OF OFFICE
                                            WILL CONTINUE AFTER THE 1996 ANNUAL MEETING

CLASS III (TERM EXPIRES 1997)
Michael H. Blazo        Vice President                 1987                10,006               1.69
1427 Tanglewood         Kirk Construction Co.
Lapeer, MI  48446
Age:  48

Thomas K. Butterfield   Partner, Taylor,               1978                14,700               2.48
1597 Peppermill Road    Carter, Butterfield,
Lapeer, MI  48446       Riseman, Clark &
Age:  53                Howell, P.C.
                        Attorneys at Law

Timothy Oesch           President, Nolin,              1993                   966                .16
1043 N. Madison         Oesch, Sieting &
Lapeer, MI  48446       Macksoud, P.C.
Age:  45                Certified Public
                        Accountants
CLASS I (TERM EXPIRES 1998)

Thomas G. Caley         President                      1962                13,278               2.24
3051 S. Lapeer Road     Locustlawn Associates, P.C.
Metamora, MI  48455     an oil exploration company
Age:  67

Curt Carter             President & CEO                1979                 3,192                .54
390 Myers Road          County Bank Corp and
Lapeer, MI  48446       Lapeer County Bank &
Age:  52                Trust Co.

Charles E. Schiedegger  President and Chief            1991                 2,590                .44
2848 Galway Bay Drive   Operating Officer
Metamora, MI  48455     Metamora Products
Age:  55                Corporation

*Included in the shares set forth in the table above are shares owned by nominee or director, his wife, minor children, certain other family members, controlled corporations or similar business enterprises, and shares over which the nominee or director has full or share voting control and power of disposition.

Executive Officers and Directors, as a group, own 72,186 shares or 12.17% of the total outstanding shares of common stock of the Corporation as of March 1, 1996.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

As the bulk of the assets of County Bank Corp are held in the single subsidiary, Lapeer County Bank & Trust Co., the Corporation utilizes the committees of the Bank. The Board of Directors of County Bank Corp met six times during 1995.

Lapeer County Bank & Trust Co. (the Bank) held fifteen meetings of its Board of Directors, of which twelve were regularly scheduled meetings and three were special meetings. No director of the Bank or the Corporation attended less than 75% of the regularly scheduled and special meetings of the Corporation or the Bank in 1995. Currently, members of the Board of Directors of the Corporation also serve on the Board of Directors of the Bank, the Corporation's wholly owned subsidiary.

The Bank currently has the following committees of its Board of Directors: trust, loan and review, audit, compensation, insurance, investment, capital, marketing and nominating. The audit committee consists of Messrs. LaClair, Chairman; Schiedegger, Oesch and Blazo. Their function is to oversee the work assigned to Plante & Moran, LLP, the Bank's external auditors and the internal audit staff. The committee met five times during 1995. The compensation committee consists of Messrs. Butterfield, Chairman; Bush, LaClair and Carter. The function of this committee is to review salaries and benefits of the Bank's officers and employees. The committee met two times during 1995. The nominating committee consists of Messrs. Caley, Butterfield, LaClair and Carter. The function of this committee is to review candidates for the Board of Directors of the Corporation and the Bank. The committee did not meet during 1995.

                     REMUNERATION OF DIRECTORS AND OFFICERS

The Corporation does not currently pay fees to its directors. The Bank pays fees to each of its directors at the rate of $400 per board meeting. Additionally, committee members are paid a fee of $100 for each committee meeting attended.

The Corporation does not currently compensate any of its officers, and has no employees. Its wholly owned subsidiary, Lapeer County Bank & Trust Co., separately compensates its officers, who include the same individuals as the executive officers of the Corporation.

The following table summarizes compensation paid to the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer whose annual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                      ANNUAL                ALL
                                  COMPENSATION:            OTHER
NAME               YEAR         SALARY      BONUS      COMPENSATION
----               ----         ------      -----      ------------
Curt Carter        1995        $99,104      $8,300        $18,6431
President, Chief   1994         94,014        0            15,6082
Executive Officer  1993         87,525        0            13,9683


1 Includes a $13,961 contribution to the Bank's profit sharing plan, $4,500 received from the Bank as director's fees and a $182 matching employer contribution to a 401(k) plan.

2 Includes a $10,626 contribution to the Bank's profit sharing plan, $4,800 received from the Bank as director's fees and a $182 matching employer contribution to a 401(k) plan.

3 Includes an $8,986 contribution to the Bank's profit sharing plan, $4,800 received from the Bank as director's fees and a $182 matching employer contribution to a 401(k) plan.

                         PROPOSED AMENDMENT TO INCREASE
                        THE NUMBER OF AUTHORIZED SHARES

The Board of Directors has approved and recommends to the stockholders an amendment to the Articles of Incorporation of the Corporation increasing the authorized common shares of the Corporation from 600,000 to 1,200,000 shares. The Corporation was incorporated in 1987 with 600,000 shares. The Corporation presently has 593,236 shares of its $5 par value common stock issued and outstanding. While the Corporation has no present plan or intention to issue additional shares, by increasing the authorized shares of the Corporation, your management and Board of Directors will have greater flexibility in paying future share dividends, negotiating further expansion opportunities and issuing shares for other proper corporate purposes. The Board of Directors of the Corporation recommends the adoption of this proposal. If approved, the Corporation will have available for future issuance, 606,764 shares of its common stock, without further action by stockholders, upon the authorization of its Board of Directors.

Holders of common shares are entitled to dividends when, as and if declared by the Corporation's Board of Directors out of funds legally available therefore. Exclusive voting rights are vested in holders of the common shares, each share being entitled to one vote.

The Corporation is a Michigan chartered corporation and is subject to the provisions of the Michigan General Corporation Law, including certain provisions regarding statutory provisions effecting the purchase of certain levels of voting power of the Corporation. Further, Federal law requires approval of the Board of Governors of the Federal Reserve System before any person or company acquires control of a bank holding company such as the Corporation.

In addition, the Corporation's Amended and Restated Articles of Incorporation (the Articles) provide certain procedures which must be followed before the Corporation may enter into a business combination with a related person. Such transactions require the approval of 80% of the outstanding shares unless first approved by the majority of the Board of Directors not affiliated with the related person or certain other fair price requirements are met.

The availability of the authorized and unissued common shares of the Corporation to be issued into friendly hands with the purpose of diluting a potential acquiror's ownership of the Corporation may also be determined to have an antitakeover effect. The Corporation also has a classified Board of Directors which divides the Board into three classes with each Director elected for a three year term every three years. The Corporation's Articles and Bylaws currently contain no other provisions that were intended to be or could fairly be considered as antitakeover in nature or effect. The Board of Directors has no present intention to amend the Articles to add any antitakeover provisions, nor are the above described provisions the result of management's knowledge of any effort to obtain control of the Corporation by any means.

If the proposed amendment is approved Article III of the Corporation's Articles of Incorporation would read as follows:

                                  Article III

The total authorized capital stock of the Corporation is one million two-hundred thousand (1,200,000) shares of common stock of Five Dollars ($5.00) par value, all of one class with equal voting rights.

                     TRANSACTIONS WITH DIRECTORS & OFFICERS

Some of the directors and officers of the Corporation and the companies with which they are associated were customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 1995. All loans included in such transactions were made on the same terms and conditions as those prevailing at the time for other borrowers, and in the opinion of the management of the Bank, did not involve more than a normal risk of collectibility. On December 31, 1995, loans approximating $2,436,000, which is equal to 13.75% of stockholders' equity, were outstanding to directors, officers and their associated companies.

During 1995 the Bank paid legal fees in the amount of $36,879 to the firm of Taylor, Carter, Butterfield, Riseman, Clark & Howell, P.C., of which Mr. Butterfield is a partner. The Bank expects to receive legal services from that firm during 1996.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The financial statements of the Corporation were reported on by Plante & Moran, LLP, a firm of independent public accountants. Their opinion appears in the 1995 Annual Report of the Corporation.

No fees were paid to Plante & Moran, LLP for non audit services during 1995. A representative of Plante & Moran, LLP will be present at the Annual Meeting and will be available to answer questions asked by the stockholders and will be offered an opportunity to make a statement.

                                 OTHER MATTERS

The Board of Directors knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Pursuant to the regulations of the Federal Reserve Bank, the Bank has prepared an annual disclosure statement. If you would like to receive a copy, please write the Bank and we will send you a copy at no charge.


           Write:  Lapeer County Bank & Trust Co.
                   P.O. Box 250
                   Lapeer, MI  48446
                   Attention:  Mr. Joseph Black


                             STOCKHOLDER PROPOSALS

The deadline for stockholders to submit proposals to be considered for inclusion in Management's proxy, for next year's Annual Meeting of Stockholders, is December 26, 1996. Proposals should be sent by certified mail, return receipt requested to Laird A. Kellie, Secretary, County Bank Corp, 83 W. Nepessing Street, P.O. Box 250, Lapeer, Michigan 48446.

Curt Carter
President and
Chief Executive Officer

                                COUNTY BANK CORP
                         PROXY FOR 1996 ANNUAL MEETING
The undersigned stockholder of County Bank Corp hereby appoints Curt Carter and/or Laird Kellie or _______________________________ as proxies with full power of substitution to vote all of the capital stock of County Bank Corp, Lapeer, Michigan, registered in the name of the undersigned at the close of business on March 15, 1996 at the Annual Meeting of Stockholders of County Bank Corp, Lapeer, Michigan, to be held at 3:00 p.m., Thursday, April 18, 1996 at Edward's of Lapeer, 325 E. Genesee St., Lapeer, Michigan.

1.   To elect the following nominees to the Board of Directors:


        Class II Directors (Term expires 1999):      David H. Bush      Patrick A. Cronin      A. Edward LaClair

            FOR (     )      WITHHOLD (     )      AGAINST (     )

(NOTE: Withhold authority to vote for a nominee by placing his name on the line below:)

-------------------------------------------------------

2. To amend Article III of the Corporation's Articles of Incorporation to increase the total number of authorized common shares, $5 par value, from 600,000 to 1,200,000.

            FOR (     )      AGAINST (     )      ABSTAIN (     )


3. To transact such other business as may properly come before the meeting or any adjournment thereof:

This proxy confers authority to vote "FOR" each proposition listed above unless "AGAINST," "WITHHOLD" or "ABSTAIN" is indicated. If any other business is presented at the meeting, this proxy shall be voted in accordance with the judgment and recommendations of the Board of Directors. All shares represented by properly executed proxies will be voted as directed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AND THE AMENDMENT TO ARTICLE III OF THE CORPORATION'S ARTICLES OF INCORPORATION. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.


DATED              NUMBER OF SHARES
     -------------                 ------------

                                                                        ------------------------------------

                                                                        ------------------------------------
                                                                        Signature(s) of Stockholder(s)

                                                                        (All joint owners must sign.  When
                                                                        signing as Attorney, Executor,
                                                                        Administrator, Trustee, or Guardian,
                                                                        please give full title.

                                                                        If more than one Trustee, ALL should
                                                                        sign.)

                                                                        PLEASE SIGN AND RETURN
                                                                        IMMEDIATELY IN THE ENCLOSED
                                                                        ENVELOPE.
